                                                                    Exhibit 10.5

[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


                          SPONSORED RESEARCH AGREEMENT


     RESEARCH AGREEMENT, effective March 10, 1995 (the "Effective Date"), by and between The University of North Carolina at Chapel Hill, having an address at 300 Bynum Hall, Chapel Hill, North Carolina (the "University"), and Inspire Pharmaceuticals, Inc., a corporation existing, under the laws of the State of Delaware, and having its principal place of business at c/o Burr, Egan, Deleage & Co., One Post Office Square, Boston, Massachusetts (the "Sponsor").

                                  WITNESSETH:

     WHEREAS, in pursuit of its educational purposes, which include research and training, the University undertakes scholarly research and experimental activities in a variety of academic disciplines; and

     WHEREAS, the Sponsor wishes to fund, and desires that the University undertake, a research program in accordance with said research and training mission, which research program is described more fully in Exhibit A, attached hereto and made a part hereof (hereinafter, the "Research"); and

     WHEREAS, in furtherance of its scholarly research and instructional interests, the University is willing to undertake the Research upon the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1.  Scope of Research
         -----------------

     During the term of this Agreement, the University shall, use its best efforts to perform the Research, as described in Exhibit A, attached hereto and made a part hereof. Notwithstanding the foregoing, the University makes no warranties or representations regarding its ability to achieve any particular research objective or results.

     2.  Personnel
         ---------

     The Research shall be performed by, and under the supervision and direction of, Dr. Richard C. Boucher, who shall be designated the Principal Investigator, together with Drs. Ken Harden and Jack Stutts and such additional personnel as may be assigned by the

University. If for any reason the Principal Investigator is unable to continue to serve as Principal Investigator, and a successor acceptable to both the University and the Sponsor is not available, this agreement may be terminated as provided in Article 10 (b).

     3.    University Policies and Procedures
           ----------------------------------

     All Research conducted hereunder shall be performed in accordance with established University policies and procedures, including, but not limited to, policies and procedures applicable to research involving human subjects, laboratory animals, and hazardous agents and materials.

     4.    Reimbursement of Costs
           ----------------------

     The Sponsor shall reimburse the University for all direct and indirect costs incurred by the University in connection with the Research in accordance with the budget set forth on Exhibit B. Provided, however, that the University may submit to the Sponsor at any time, and the Sponsor may at its discretion approve in writing, requests for additional funds. Any such written approval shall constitute a modification of the Agreement. However, the Sponsor is not liable for any cost in excess of the amount specified herein, unless this Agreement is modified to indicate such in writing by both parties. All checks shall be made payable to The University of North Carolina at Chapel Hill, shall include reference to the University Principal Investigator and his department, and shall be sent to:

     S. Kent Walker
     University of North Carolina at Chapel Hill
     Office of Contracts and Grants
     440 West Franklin Street
     Chapel Hill, NC 27599
     Tel: (919) 966-5625
     Fax: (919) 962-0646

Payments shall be made in accordance with the schedule set forth on Exhibit B.

     5.  Research Reports
         ----------------

     The University and its employees will prepare and maintain records, including bound laboratory notebooks maintained in accordance with standard scientific procedures, containing all appropriate data reflecting the results of the Research. The Principal Investigator shall furnish to the Sponsor during the term of this Agreement periodic informal written reports regarding the progress of the Research. The Principal Investigator, or a mutually agreeable substitute, shall meet with representatives of the Sponsor at the reasonable request of the Sponsor to facilitate exchange of information regarding the Research. Unless such meeting takes place at the University, the meeting shall be at the expense of Sponsor, including travel. A final report setting forth the significant research findings shall be prepared by the Principal Investigator and submitted to the Sponsor within ninety (90) days following the expiration of the term of this Agreement or the effective date of early termination, as set forth in Article 10.

     6.   Publication
          -----------

     The University will be free to publicly disclose (through journals, lectures, or otherwise) the results of the research, provided that the University shall have provided a copy of the proposed publication to the Sponsor at least sixty (60) days prior to the intended submission of any written publication and at least thirty (30) days prior to any other public disclosure to allow the Sponsor to determine whether any patentable invention or Sponsor's Confidential Information (as defined below) would be disclosed.

     If the proposed disclosure contains Sponsor's Confidential Information, the University shall remove or cause the author to remove such Sponsor Confidential Information prior to its submission for publication or other public disclosure. If the proposed disclosure would disclose a patentable invention, the University shall, at the request of the Sponsor, delay or cause the author to delay submission of the work for publication or other public disclosure for up to an additional sixty (60) days to enable the University or the Sponsor to file a patent application. If the Sponsor has obtained an extension for the thirty-day evaluation period as set forth in this Section 6, the Sponsor shall use reasonable efforts to reduce this sixty-day filing period by the amount of time previously granted in the extension.

     As between the Sponsor and the University, the University shall have ownership of any copyrights or copyrightable materials first produced or composed by or on behalf of the University by its faculty, staff, employees and agents. The Sponsor shall have ownership of all copyrightable materials that contain Confidential Information of the Sponsor; University shall either cause such Confidential Information to be removed from such materials or assign copyright to such materials to the Sponsor. In addition, the University shall grant to the Sponsor upon request an irrevocable, royalty-free, nonexclusive right to reproduce, translate, and use, for the Sponsor's own purposes, which purposes shall not conflict with any other provision of this Agreement, all of the University's copyrighted material derived from the results of the Research.

     The Sponsor, at its election, shall be entitled to receive in any publication describing the results of the Research an acknowledgment of its sponsorship of the Research.

     It is specifically agreed that nothing contained in this agreement will interfere with the oral defense of research theses and dissertations of graduate students.

     7.   Proprietary Information
          -----------------------

     All confidential information of either party disclosed to the other party in connection with the Research hereunder ("Confidential Information") will be treated by the receiving party as confidential and restricted in its use to only those uses contemplated by the terms of this Agreement. Any information which is to be treated as confidential must be clearly marked as confidential prior to transmittal to the other party. If such Confidential Information is disclosed orally, it shall be identified as being confidential at the time of disclosure, and shall thereafter be summarized in writing within 30 days, marked as confidential, and transmitted to the receiving party. The Sponsor may submit Confidential

Information only to the Principal Investigator, who shall be free to refuse to accept such Confidential Information. The obligations of this paragraph shall survive and continue for five (5) years after termination of this Agreement. Specifically excluded from such confidential treatment shall be information which: (a) as of the date of disclosure and/or delivery, is already known to the party receiving such information; (b) is or becomes part of the public domain, through no fault of the receiving party; (c) is lawfully disclosed to the receiving party by a third party who is not obligated to retain such information in confidence; (d) is independently developed at the receiving party, as demonstrated by its written records, by someone not privy to the Confidential Information; or (e) is required to be disclosed to comply with applicable laws or governmental regulations, provided that the disclosing party receives prior written notice of such disclosure and that the receiving party takes all reasonable and lawful actions to minimize the extent of such disclosure and, if possible, to avoid such disclosure.

     From time to time, the Sponsor may also provide the University with biological, chemical, or physical materials ("Materials") for use in the Research; Materials shall be proprietary to the Sponsor if they were developed prior to or outside the performance of this Agreement ("Proprietary Materials"). University shall not, and shall take reasonable steps to assure that its faculty, staff, employees, and agents will not, either: (1) use the Proprietary Materials for any purpose other than the conduct of the Research, or (2) make the Proprietary Materials available to third party without the prior written consent of the Sponsor. Materials developed in the performance of this Agreement shall be treated as described in Section 8.

     Each party shall retain full ownership of any Confidential Information or Proprietary Materials in the possession of the other party. At the termination of this Agreement, each party shall use its best efforts to secure the return of, or destroy, any Confidential

Information or Proprietary Materials that are in its possession and are owned by the other party, unless such party grants specific written permission to retain possession of such Confidential Information or Proprietary Materials.

     8.   Inventions
          ----------

     a. All rights in any inventions or discoveries (including all Materials), whether or not patentable, that are developed, conceived, or reduced to practice in the course of the Research solely by University employees shall be property of the University ("University Inventions"). All rights in any inventions or discoveries (including Materials) whether or not patentable, that are developed, conceived, or reduced to practice jointly by University employees and Sponsor employees in the course of the Research shall be jointly owned by the University and the Sponsor ("Joint Inventions"). All rights in any inventions or discoveries (including Materials) whether or not patentable, that are developed, conceived, or reduced to practice in the course of the Research solely by Sponsor employees shall be property of the Sponsor. The University shall promptly report to the Sponsor any University Inventions or Joint Inventions by University employees.

     b. The University hereby grants the Sponsor a first option to obtain an exclusive license under any University Inventions or Joint Inventions that are conceived and reduced to practice during the term of this Agreement. The University agrees to notify the Sponsor of any such Inventions promptly and in writing. This option for Inventions shall become effective when the Sponsor receives notice from the University and shall remain open for ninety (90) days. During, this ninety (90) day period, the University shall make available to the Sponsor information that the Sponsor reasonably requests which would be useful and necessary in evaluating such Invention, subject to reasonable confidentiality requirements that may be imposed by the University. The Sponsor shall indicate the exercise of its option by written notification to the University. Upon receipt of such notice, the University shall automatically grant the Sponsor an exclusive license under such Invention under the terms of the License Agreement attached hereto as Exhibit C (the "License Agreement"),
                                         ---------
whereupon such Invention shall become a "Licensed Improvement" under the terms of such License Agreement.

     c. The University also grants the Sponsor a right of first negotiation, during the sixty-day period immediately following the termination of this Agreement, to obtain an exclusive license under any University Inventions and Joint Inventions that arise as a direct result of the sponsored research ("Developments"). The University agrees to notify the Sponsor of any Developments promptly and in writing. The Sponsor shall have the right of first negotiation with respect to a given Development for a period of sixty (60) days after the Sponsor receives notice of that Development. The University shall promptly make available to the Sponsor any information that the Sponsor reasonably requests which would be useful and necessary in evaluating a Development, subject to reasonable confidentiality requirements that may be imposed by the University. In the event that the Sponsor desires to obtain an exclusive license to any Development, the University agrees to negotiate in good faith the terms and conditions of such license. If the parties cannot reach agreement on the terms of an exclusive license to a Development within the sixty-day negotiation period, the University shall be free to offer that Development to third parties; provided, however, that for a period of eighteen
(18) months if the University offers to a third party the opportunity to license such Development on financial terms that are more favorable than the financial terms last offered to the Sponsor, then the University shall offer the Sponsor an opportunity to license such Development on the same terms as those offered by the University to such third party.

     d. If the Sponsor fails to exercise its exclusive license option to any Invention within the applicable option period, or if the Sponsor notifies the University in writing that it will not exercise such option, then the University shall be free to offer its rights in such Invention to any third parties. The foregoing notwithstanding, the Sponsor retains its rights in any Joint Invention.

     e. During any option period applicable to a University Invention, the University agrees, if requested by the Sponsor, to cause U.S. or foreign patent applications to be filed and prosecuted in its name at the Sponsor's expense, using patent counsel reasonably acceptable to the Sponsor. The University shall consult with the Sponsor regarding the preparation, filing, prosecution, and maintenance of such patent applications and shall furnish to the Sponsor copies of documents relating thereto in sufficient time to enable the Sponsor to comment on them prior to filing. If the Sponsor declines to license such University Invention, then the University shall have no further obligation to obtain patent protection for such Invention and the Sponsor shall have no further obligation to reimburse the University for its expenses. If the Sponsor elects to license such University Invention, then the responsibility for patenting such Inventions and any associated expenses shall be governed by the terms of the resulting license agreement. In the event that the University desires to file a patent application with respect to a University Invention, and the Sponsor does not agree within sixty (60) days after receipt of written notification from the University of its intent to file such patent application, the University may file and prosecute such patent at its own expense and the Sponsor shall have no farther rights under this Agreement with respect to such University Invention.

     f. During any option period applicable to a Joint Invention, the Sponsor shall have the first right to cause patent applications to be filed and prosecuted in the names of both parties at the Sponsor's expense using patent counsel reasonably acceptable to the University. The Sponsor shall consult with the University regarding the preparation, filing, prosecution, and maintenance of such patent applications and shall furnish to the University copies of documents relating thereto in sufficient time to enable the University to comment on them prior to filing. If the Sponsor elects to license such Joint Invention, then the responsibility for patenting such Inventions and any associated expenses shall be governed by the terms of the resulting license agreement. If the Sponsor elects not to license such Joint Invention or not to seek patent protection for such Invention, then the University shall be free to cause patent applications to be filed and prosecuted in the names of both parties at the University's expense using patent counsel reasonably acceptable to the Sponsor. The University shall consult with the Sponsor regarding the preparation, filing, prosecution, and maintenance of such patent applications and shall furnish to the Sponsor copies of documents relating thereto in sufficient time to enable the Sponsor to comment on them prior to filing.

     9.  Ownership of Property
         ---------------------

     Title to any equipment purchased or manufactured in the performance of the work funded under this agreement shall vest in the University.

     10.  Term and Termination
          --------------------

     a. This Agreement shall commence on the Effective Date and remain in effect for a period of two (2) years and may be extended thereafter by mutual agreement of the parties in writing.

     b. Notwithstanding the foregoing, this Agreement may be terminated by either party at any time upon sixty (60) days advance written notice to the other party. Upon receipt of notice of early termination, the University shall use its best efforts promptly to limit or terminate any outstanding commitments and to conclude the work. All costs associated with such termination shall be reimbursable, including, without limitation, all non- reimbursed costs and non-cancelable commitments incurred prior to the receipt of the notice of termination, such reimbursement together with other payments not to exceed the total estimated project cost specified in Article 4.

     c. The provisions of paragraphs 5, 6, 7, 8, 9, 12, 14, 15, and 20 shall survive such termination of this Agreement.

     11.  Notices
          -------

     Any notices given under this Agreement shall be in writing and shall be deemed delivered when received by means of confirmed facsimile transmission or recognized national overnight courier or when sent by first-class mail, postage paid, addressed or transmitted to the parties as follows (or at such other addresses or facsimile numbers as the parties may notify each other of in writing):

                The University of North Carolina At Chapel Hill:
                ------------------------------------------------

Dr. Robert P. Lowman
Director
Office of Research Services
The University of North Carolina at Chapel Hill
CB #4100, 300 Bynum Hall
Chapel Hill, NC 27599-4100
Ph:   (919) 966-5625
Fax:   (919) 962-0646

                                    Sponsor:
                                    --------

H. Jeff Leighton
President and Chief Executive Officer
Inspire Pharmaceuticals, Inc.
c/o Burr, Egan, Deleage & Co.
One Post Office Square
Boston, MA 02110
Ph: (617) 482-8020
Fax: (617) 566-0848

With a copy to:

Michael Lytton, Esq.
Palmer & Dodge
One Beacon Street
Boston, MA 02108
Fax: (617) 227-4420

     12.  Use of University Name
          ----------------------

     Sponsor shall not employ or use the name of the University in any promotional materials, advertising, or in any other manner without the prior express written permission of the University, except that Sponsor may, during the term of this Agreement, state that it is sponsoring the Research by the Principal Investigator at the University. The foregoing notwithstanding, Sponsor shall have the right to identify the University and to disclose the terms of this Agreement in any prospectus, offering memorandum, or other document or filing required by applicable securities laws or other applicable law or regulation, provided that Sponsor shall have given University at least five (5) days prior written notice of the proposed text of any such identification or disclosure for the purpose of giving University the opportunity to comment on such proposed text. In no event shall the sponsoring of the Research be considered to be an endorsement of the Sponsor by the University of any commercial product which may result, indirectly or directly, from the Research.

     13.  Relationship of the Parties
          ---------------------------

     The University, for all purposes related to this Agreement, shall be deemed an independent contractor of the Sponsor, and nothing in this Agreement shall be deemed to create a relationship of employment or agency or to constitute the parties as partners or joint venturers.

     14.  Indemnification
          ---------------

     The Sponsor hereby agrees to indemnify, defend and hold harmless the University, its employees, students and agents from and against any loss, claim, damage or liability of any kind arising out of or in connection with the act(s) or failure(s) to act of Sponsor's employees or agents in connection with the performance of this Agreement, and/or involving Sponsor's use and/or possession of the results of the Research and/or biological samples or other Materials provided by the University to the Sponsor pursuant to the Research.

     15.  No Warranties
          -------------

     The University makes no warranties, either express or implied, as to any matter, including, without limitation, the results of the research or any inventions or product, tangible or intangible, conceived, discovered or developed under this Agreement; or the merchantability or fitness for a particular purpose of the research results of any such invention or product. The University shall not be liable for any direct, consequential or other damages suffered by the Sponsor or by any Licensee or any others resulting from the use of the research results or any such invention or product.

     16.  Force Majeure
          -------------

     The University shall not be liable for any failure to perform as required by this Agreement, to the extent such failure to perform is caused by any reason beyond the University's control, or by reason of any of the following: labor disturbances or disputes of any kind, accidents, failure of any required governmental approval, civil disorders, acts of aggressions, acts of God, energy or other conversation measures, failure of utilities, mechanical breakdowns, material shortage, disease, or similar occurrences.

     17.  Severability
          ------------

     In the event that a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding shall have no effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.

     18.  Entire Agreement; Amendments
          ----------------------------

     This Agreement and the Exhibits hereto contain the entire agreement between the parties. No amendments or modifications to this Agreement shall be effective unless made in writing and signed by authorized representatives of both parties.

     19.  Similar Research
          ----------------

     Nothing in this Agreement shall be construed to limit the freedom of the University or of its researchers who are participants under this Agreement, from engaging in similar research made under other grants, contracts or agreements with parties other than the Sponsor, provided that the Sponsor receives advance written notice describing any research not funded by the Federal Government.
The Sponsor agrees to maintain all such disclosures in strict confidence.

     20.  Governing Law
          -------------

     This Agreement shall be governed by and construed in accordance with the law of North Carolina.

     IN WITNESS HEREOF, the parties hereto have executed this Agreement by their duly authorized officers or representatives.

THE UNIVERSITY OF NORTH CAROLINA       INSPIRE PHARMACEUTICALS,
CHAPEL HILL                            INC.




By:    /s/ Wayne R. Jones                By:      /s/ H. Jeff Leighton
    --------------------------               -------------------------------
       Wayne R. Jones                           H. Jeff Leighton, Ph.D
       Vice Chancellor,                         President & Chief Executive
       Business and Finance                     Officer


Consented to by Principal Investigator:

By:    /s/ Richard C. Boucher
    ------------------------------
       Richard C. Boucher

                                   Exhibit A
                                   ---------

                            Description of Research

Exhibit A-1:   Research Plan for Dr. T. Kendall Harden.
-----------
               [CONFIDENTIAL TREATMENT REQUESTED]

Exhibit A-2:   Research Plan for Dr. M. Jackson Stutts.
-----------
               [CONFIDENTIAL TREATMENT REQUESTED]

Exhibit A-3:   Research Plan for Dr. Richard C. Boucher.
-----------
               [CONFIDENTIAL TREATMENT REQUESTED]

                                   Exhibit B
                                   ---------

                              Budget for Research

                      [CONFIDENTIAL TREATMENT REQUESTED]

                                   Exhibit C
                                   ---------

                               License Agreement

                   Extension of Sponsored Research Agreement

This Extension of Sponsored Research Agreement is dated as of March 7, 1997 by and between the University of North Carolina at Chapel Hill (the "University") and Inspire Pharmaceuticals, Inc. (the "Company"). The University and the Company agree to extend the Sponsored Research Agreement, effective March 10, 1995, as previously amended (the Agreement"), as follows:

     1. The term of the Agreement shall be extended until the date on which the University and the Company execute an Amendment to the Agreement, but no later than September 30, 1997.

     2. All other terms and conditions of the Agreement shall remain in full force and effect.


The University of North Carolina                Inspire Pharmaceuticals, Inc.
At Chapel Hill


By:     /s/ Robert P Lowman                          /s/ David J. Drutz
    -----------------------------------------        --------------------------
                                                         David J. Drutz, M. D.
Title:  Director, Office of Research Services               President and CEO
       --------------------------------------

Extension of Sponsored Research Agreement

This Extension of Sponsored Research Agreement is dated as of October 1, 1997 by and between the University of North Carolina at Chapel Hill (the "University") and Inspire Pharmaceuticals, Inc. (the "Company"). The University and the Company agree to extend the Sponsored Research Agreement, effective March 10, 1995, as previously amended (the "Agreement"), as follows:

        1. The term of the Agreement shall be extended until the date on which the University and the Company execute an Amendment to the Agreement, but no later than September 30, 1998.

        2. All other terms and conditions of the Agreement shall remain in full force and effect.


The University of North Carolina                Inspire Pharmaceuticals, Inc.
At Chapel Hill



By:      /s/ Robert P. Lowman                      By:   /s/ David J. Drutz
    ------------------------------------------        -------------------------
                                                        David J. Drutz, M.D.
                                                          President and CEO
Title:  Director, Office of  Research Services
       ---------------------------------------

                                   AMENDMENT

This Amendment, made and entered into this 30th day of September, 1998, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered into a Sponsored Research Agreement dated March 10, 1995, and have mutually agreed to amend said Sponsored Research Agreement on December 4, 1995, June 6, 1996, March 7, 1997, and October 1, 1997, hereinafter referred to as the "Agreement"; and

WHEREAS, the parties desire to continue the research activities being conducted under the Agreement as well as to conduct additional research initiatives under the same terms and conditions of the Agreement; and

WHEREAS, this amendment is in accordance with the amendment provision authorizing amendments in writing executed by the duly authorized officials of both parties.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Paragraph 10, Term and Termination shall be amended as follows:
                  --------------------

"This Agreement shall commence on the Effective Date and shall continue through September 30, 2000 and may be extended thereafter by mutual agreement of the parties in writing."

2. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said Agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                   FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.          UNIVERSITY OF NORTH
                                       CAROLINA AT CHAPEL HILL
   /s/ Janet L. Rideout
-----------------------------
Signature                                  /s/ Robert P. Lowman
                                       --------------------------
                                       Signature
       Janet L. Rideout
-----------------------------
Name                                       Robert P. Lowman, Ph.D.
                                       --------------------------
                                       Name
   V.P. Discovery
-----------------------------
Title                                     Director, Office of Research Services
                                       ----------------------------------------
                                       Title

Date:     OCT 2, 1998                  Date:    OCT 13 1998
-----------------------------                ----------------------

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                                   AMENDMENT


This Amendment, made and entered into this 9th day of December, 1998 by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".


                                  WITNESSETH:


WHEREAS, the parties previously entered in a Sponsored Research Agreement dated March 10, 1995, hereinafter referred to as the "Agreement"; and

WHEREAS, this amendment is in accordance with the amendment provision authorizing amendments in writing executed by the duly authorized officials of both parties.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follow:

1.  Article 1, Scope of Research, is amended by adding the following:
               -----------------

"University shall use its best efforts to perform the research as described in Exhibit A-6."

2.  Article 2, Personnel, is amended by adding the following:
               ---------

"The Research described in Exhbit A-6 shall be performed under the supervision and direction of Dr. Richard Boucher, together with additional personnel as may be assigned by the University."

3.  Article 4, Reimbursement of Cost, shall be amended by adding the following:
               ---------------------

"The Sponsor shall agrees to pay the University for all direct and indirect costs incurred by the University in connection with the Research described in Exhibit A-6 in the amount not to exceed [CONFIDENTIAL TREATMENT REQUESTED]. Payment shall be made in accordance with the following schedule: one-quarter (1/4) of the budget upon execution of this Amendment and equal quarterly payments for the duration of the Research."

4. Article 10, Term and Termination, shall be amended as follows:
               ---------------------

"The term for the Research to be performed under Exhibit A-6 shall be from October 1, 1998 through September 30, 1999 and may be extended thereafter by mutual agreement of the parties in writing.

5. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.


FOR AND ON BEHALF OF                FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.       UNIVERSITY OF NORTH
                                    CAROLINA AT CHAPEL HILL

     /s/ Janet L. Rideout
------------------------------
Signature                               /s/ Robert P. Lowman
                                    -------------------------------------------
                                    Signature

 Janet L. Rideout
------------------------------
Name                                   Robert P. Lowman, Ph.D.
                                    -------------------------------------------
                                    Name

    V.P. Discovery
------------------------------
Title                                   Director, Office of Research Services
                                    -------------------------------------------
                                    Title

Date:     DEC 9, 1998               Date:   JAN 14 1999
------------------------------            -------------------------------------


Agreed and Accepted:      /s/ Richard Boucher
                       ---------------------------
                       Dr. Richard Boucher

                                                                     EXHIBIT A-6

                      [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                                   AMENDMENT


This Amendment, made and entered into this 7th day of April, 1999, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".


                                  WITNESSETH:


WHEREAS, the parties previously entered in a Sponsored Research Agreement dated March 10, 1995, hereinafter referred to as the "Agreement"; and

WHEREAS, this amendment is in accordance with the amendment provision authorizing amendments in writing executed by the duly authorized officials of both parties.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Scope of Research, is amended by adding the following:
               -----------------

"University shall use its best efforts to perform the research as described in Exhibit A-7 for the period of January 1, 1999 through December 31, 1999."

2.  Article, 2, Personnel, is amended by adding the following:
                ---------

"The Research described in Exhibit A-7 shall be performed under the supervision and direction of Dr. M. Jackson Stutts and such additional personnel as may be assigned by the University."

3.  Article 4, Reimbursement of Cost, shall be amended by adding the following:
               ---------------------

"The Sponsor shall agrees to pay the University for all direct and indirect costs incurred by the University in connection with the Research described in Exhibit A-7 in the amount not to exceed [CONFIDENTIAL TREATMENT REQUESTED], bringing the total funding under the Master Research Agreement to [CONFIDENTIAL TREATMENT REQUESTED]. Payment for one-half of the [CONFIDENTIAL TREATMENT REQUESTED] supplement shall be made upon execution of this Amendment, with the balance to be paid upon submission of the final report."

4. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.


FOR AND ON BEHALF OF                FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.       UNIVERSITY OF NORTH
                                    CAROLINA AT CHAPEL HILL

    /s/ Janet L. Rideout
-----------------------------
Signature                              /s/ Robert P. Lowman
                                    -------------------------------------
                                    Signature

         Janet L. Rieout
-----------------------------
Name                                    Robert P. Lowman, Ph.D.
                                    -------------------------------------
                                    Name

    V.P., Discovery
-----------------------------
Title                                Director, Office of Research Services
                                     -------------------------------------
                                     Title

Date:   April 7, 1999                Date:    APR 23 1999
-----------------------------              -------------------------------


Agreed and Accepted:      /s/ M. Jackson Stutts
                       --------------------------------
                       Dr. M. Jackson Stutts

                                                                     Exhibit A-7

                      [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                                   AMENDMENT


This Amendment, made and entered into this 2nd day of July, 1999, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".


                                  WITNESSETH:


WHEREAS, the parties previously entered in a Sponsored Research Agreement dated March 10, 1995, hereinafter referred to as the "Agreement"; and

WHEREAS, this amendment is in accordance with the amendment provision authorizing amendments in writing executed by the duly authorized officials of both parties.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Scope of Research, is amended by adding the following:
               -----------------

"University shall use its best efforts to perform the research as described in Exhibit A-8 for the period of April 1, 1999 through December 31, 1999."

2.  Article, 2, Personnel, is amended by adding the following:
                ---------

"The Research described in Exhibit A-8 shall be performed under the supervision and direction of Dr. C. William Davis and such additional personnel as may be assigned by the University."

3.  Article 4, Reimbursement of Cost, shall be amended by adding the following:
               ---------------------

"The Sponsor shall agrees to pay the University for all direct and indirect costs incurred by the University in connection with the Research described in Exhibit A-8 in the amount not to exceed

[CONFIDENTIAL TREATMENT REQUESTED], bringing the total funding under the Master Research Agreement to [CONFIDENTIAL TREATMENT REQUESTED]. Payment for one-half of the [CONFIDENTIAL TREATMENT REQUESTED] supplement shall be made upon execution of this Amendment, with the balance to be paid upon submission of the final report."

4. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.


FOR AND ON BEHALF OF                    FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.           UNIVERSITY OF NORTH
                                        CAROLINA AT CHAPEL HILL
/s/ Janet L. Rideout
------------------------------------
Signature                                   /s/ Robert P. Lowman
                                        ---------------------------------------
Janet L. Rideout                         Signature
------------------------------------
Name                                     Robert P. Lowman, Ph.D
                                        ---------------------------------------
V.P., Development                        Name
------------------------------------
Title                                    Director, Office of Research Services
                                        ---------------------------------------
                                         Title

Date:   July 2, 1999                     Date:  OCT 26 1999
      ------------------------------            -------------------------------


Agreed and Accepted:     /s/ C. William Davis
                        ---------------------------------
                         Dr. C. William Davis

                                                                     Exhibit A-8

                      [CONFIDENTIAL TREATMENT REQUESTED].

                                 INSPIRE

                                 PHARMACEUTICALS, INC.

-------------------------------------------------------------------------------



December 15, 1999


C. William Davis, Ph.D.
CB#7248, 6009 Thurston-Bowles Building
Chapel Hill, NC 27599-7248

Dear Dr. Davis:

This is to confirm our previous conversation and our agreement that the Sponsored Research Agreement , "Purinergic Regulation of Ciliary Activity in the Airways" for which you are the PI can be extended from Dec. 31 1999 to end March 31, 2000. Both Dr. Christy Shaffer and myself have approved this amendment to the above Agreement to enable you to conduct some instrumental development work.

Payment of [CONFIDENTIAL TREATMENT REQUESTED] will be made to Account #5-58336.

Sincerely yours,

/s/ Janet L. Rideout

Janet L. Rideout, Ph.D.
VP, Discovery


CC:  Rebecca Owen








-------------------------------------------------------------------------------

4222 Emperor Boulevard, Suite 470 o Durham, North Carolina 27703
Telephone 919.941.9777 o Fax 919.941.9797

                       THE UNIVERSITY OF NORTH CAROLINA
                                      AT
                                  CHAPEL HILL

Office of Contracts & Grants                              The University of North Carolina at Chapel Hill
Area Code 919-966-3411                                    Campus Box #135, 440 W. Franklin St.
FAX 919-962-5011                                          Chapel Hill, NC 27599-1350


February 10, 2000

Ms. Janet Rideout, Ph.D.
Vice President, Discovery
Inspire Pharmaceuticals, Inc.
4222 Emperor Boulevard, Suite 470
Durham, NC 27703
919/941.9777

Dear Dr. Rideout:

Re: Amendment to Sponsored Research Agreement between Inspire Pharmaceuticals, Inc. and the University of North Carolina at Chapel Hill/UNC Account #5-58026,
UNCPI: M. Jackson Stutts

This Amendment made and entered into this 10th day of February 2000 by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Sponsor".

WHEREAS, the parties previously entered in a Sponsored Research Agreement dated March 10, 1995, hereinafter referred to as the "Agreement".

WHEREAS, this Amendment is in accordance with the amendment provision authorizing amendments in writing executed by duly authorized officials of both parties:

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto promise and agree as follows:

1. The University will use its best efforts to perform the research as described in Exhibit A for the period of January 1, 2000 through December 31, 2000.

Janet Rideout, PH.D.                2                          February 10, 2000



2. Sponsor shall pay the University during the term of the Amendment for all direct and indirect costs incurred by the University in connection with the Research, described in Exhibit A, in the amount not to exceed [CONFIDENTIAL TREATMENT REQUESTED]. Payment shall be made in accordance with the following schedule: one half (1/2) of the [CONFIDENTIAL TREATMENT REQUESTED] supplement shall be made upon the execution of this Amendment, with the balance to be paid upon submission of the Final Report. Budget attached as Exhibit B.

3. Any and all provisions of the Agreement not expressly modified hereby will remain in full force and effect.


IN WITNESS THEREOF, the undersigned duly authorized representatives of the parties have executed this first amendment.


Inspire Pharmaceuticals, Inc.



By:   /s/ Janet L. Rideout          By:    /s/ Robert P. Lowman
    ---------------------------         ----------------------------------------

Name:   Janet L. Rideout            Name:  Robert P. Lowman, Ph.D.
      -------------------------           --------------------------------------

Title:     V.P., Development        Title: Director, Office of Research Services
       ------------------------            -------------------------------------

Date:     2/15/00                   Date:    FEB 17 2000
       ------------------------            -------------------------------------



                                    Principal Investigator
                                    ----------------------

                                       /s/ Richard Boucher
                                    ----------------------

                                    Date:   2-17-00
                                          ----------------

                                               THE UNIVERSITY OF NORTH CAROLINA
                                                              AT
                                                          CHAPEL HILL
Office of Contracts & Grants                                                       The University of North Carolina at Chapel Hill
Area Code 919-966-3411                                                             Campus Box #135, 440 W. Franklin St.
FAX 919-962-5011                                                                   Chapel Hill, NC 27599-1350



February 10, 2000

Ms. Janet Rideout, Ph.D.
Vice President, Discovery
Inspire Pharmaceuticals, Inc.
4222 Emperor Boulevard, Suite 470
Durham, NC 27703
919/941.9777

Dear Dr. Rideout:

Re: Amendment to Sponsored Research Agreement between Inspire Pharmaceuticals, Inc. and the University of North Carolina at Chapel Hill/UNC Account #5-58026,
UNCPI: Richard Boucher

This Amendment made and entered into this 10th day of February 2000 by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Sponsor".

WHEREAS, the parties previously entered in a Sponsored Research Agreement dated March 10, 1995, hereinafter referred to as the "Agreement".

WHEREAS, this Amendment is in accordance with the amendment provision authorizing amendments in writing executed by duly authorized officials of both parties:

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto promise and agree as follows:

        1. The University will use its best efforts to perform the research as described in Exhibit A for the period of October 1, 1999 through September 30, 2000.

Janet Rideout, PH.D.                 2                         February 10, 2000



        2. Sponsor shall pay the University during the term of the Amendment for all direct and indirect costs incurred by the University in connection with the Research, described in Exhibit A, in the amount not to exceed [CONFIDENTIAL TREATMENT REQUESTED]. Payment shall be made in accordance with the following schedule: one half (1/2) of the [CONFIDENTIAL TREATMENT REQUESTED] supplement shall be made upon the execution of this Amendment, with the balance to be paid upon submission of the Final Report. Budget attached as Exhibit B.

        3. Any and all provisions of the Agreement not expressly modified hereby will remain in full force and effect.


IN WITNESS THEREOF, the undersigned duly authorized representatives of the parties have executed this first amendment.


Inspire Pharmaceuticals, Inc.                  University of North Carolina
                                               At Chapel Hill


By:    /s/ Janet L. Rideout        By:       /s/ Robert P. Lowman
     --------------------------        -----------------------------------------

Name:   Janet L. Rideout           Name:     Robert P. Lowman, Ph.D.
      -------------------------          ---------------------------------------

Title:     V.P., Development       Title:  Director, Office of Research Services
       ------------------------           --------------------------------------

Date:     2/15/00                   Date:    FEB 17 2000
       ------------------------           --------------------------------------


                                    Principal Investigator
                                    ----------------------

                                     /s/ M. Jackson Stutts
                                    ----------------------

                                    Date:   2-17-00
                                          ----------------